SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                FORM 8-K/A No. 1


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 1997


                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                      33-86166                  52-1887105
(State of Organization)        (Commission File No.)        (IRS Employer
                                                         Identification Number)


                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

         On December 15, 1997 Red Hot Concepts, Inc. (the "Company") completed the merger (the "Merger") of its wholly owned United Kingdom subsidiary, Restaurant House Limited ("Restaurant House"), with and into The Celebrated Group Plc ("Celebrated") pursuant to the Agreement dated November 18, 1997 by and between the Company and Celebrated (the "Merger Agreement"), which is filed as an exhibit to this report and is incorporated herein by reference.

         Pursuant to the Merger Agreement, the Company sold all of the issued and outstanding stock of Restaurant House to Celebrated in exchange for 28,000,000 shares of Celebrated. Upon consummation of the Merger, the Company owns approximately 45.6% of Celebrated. As part of the Merger, the Company received options to purchase an additional 6,000,000 shares of Celebrated upon the exercise of which the Company would own approximately 50.51% of the outstanding shares of Celebrated.

         Celebrated is a British Company that operates 22 roadside restaurants and a luxury hotel. Celebrated shares trade on the Alternative Investment Market of the London Stock Exchange.

         On December 18, 1997 the Company sold to Brinker International, Inc. ("Brinker") the assets of its Australian subsidiary, Chili's Texas Grill Plc., for $2.68 million. The Company has allocated $1.25 million of the proceeds from the sale to repay a short-term loan to Brinker dating from February 1997. An additional $700,000 has been allocated for the payment of other debts. The Company purchased the Australian operations from Brinker in November 1995.

         Red Hot Concepts, Inc. intends to use the remaining proceeds from the sale to further the expansion of the Chili's concept throughout the United Kingdom.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements.

                  (i) Condensed Consolidated Balance sheet of the Company as of November 30, 1997.

                  (ii) It is impractical to provide the required financial information regarding The Celebrated Group Plc at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K not later than February 18, 1998.

         (b)  Pro Forma Financial Information

                  (i) Pro Forma Condensed Consolidated Balance Sheets of November 30, 1997 giving effect to the merger of Restaurant House Limited with The Celebrated Group Plc and Red Hot Concept, Inc's acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction took place on November 30, 1997.

                  (ii) Pro Forma Consolidated Balance Sheet as of November 30, 1997 giving effect to the sale of Chili's Texas Grill Plc to Brinker International as if the sale took place on November 30, 1997.

                  (iii) Pro Forma Consolidated Balance Sheet as of November 30,1997 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc's acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on November 30, 1997.

                  (iv) It is impractical to provide the additional required pro forma financial information at the time of filing this report. The additional information will be filed by amendment to this Form 8-K not later than February 18, 1998.

         (c)  Exhibits

                  10.1 Red Hot Concepts, Inc. and The Celebrated Group Plc Agreement for the acquisition of the whole of the issued shares in Restaurant House Limited in consideration of the issue of ordinary shares and options by the Celebrated Group Plc to Red Hot Concepts, Inc.

                  10.2 Asset Sale Agreement between Red Hot Concepts, Inc. and Red Hot Concepts-Pacific, Inc. and Chili's Texas Grill PTY Limited and Brinker International, Inc. and Brinker Australia PTY LTD dated December 18, 1997

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEET AS OF NOVEMBER 30, 1997 [UNAUDITED]
--------------------------------------------------------------------------------

                                               November 30, 1997   December 29, 1996
                                                                       [Audited]
Assets:
Cash and Cash Equivalents                           $   22,566        $  534,145
Restricted Cash                                        556,596           490,718
Due From Related Parties                                13,232            29,785
Accounts Receivable and Other Receivables                    0            34,545
Inventories                                            154,648           201,755
Prepaid Expenses and Accrued Income                    134,806           224,630
                                                    ----------        ----------

Total Current Assets                                   881,848         1,515,578
                                                    ----------        ----------

Furniture and Equipment - Net                        4,379,472         4,302,773
                                                    ----------        ----------

Other Assets:
Development and License Agreements - Net               641,270           670,281
Store Development and Unit Pre-opening Costs           719,524           662,000
Deferred Lease Guarantee                               472,322           472,322
Loan to Officers                                        51,547           134,183
                                                    ----------        ----------
Total Other Assets                                   1,884,663         1,938,786
                                                    ----------        ----------

Total Assets                                        $7,145,983         7,757,137
                                                    ----------        ----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEET AS OF NOVEMBER 30, 1997 [UNAUDITED]
--------------------------------------------------------------------------------

                                                         November 30, 1997   December 29, 1996
                                                                                 [Audited]
  Liabilities and Stockholders' Equity:
  Current Liabilities:
  Accounts Payable and Accrued Expenses                     $ 2,470,398         $ 3,553,078
  Current Portion of long-term Debt                           1,571,165             937,051
  Accrued Interest Payable - Related Parties                          0             125,065
                                                            -----------         -----------

  Total Current Liabilities                                   4,041,563           4,615,194
                                                            -----------         -----------

  Long Term Liabilities:
  Notes Payable                                               1,276,197             717,180
  Obligations under Capital Leases                              289,406                   0
  Due to Related Parties                                        837,994           1,195,302
                                                            -----------         -----------
  Total Long Term Liabilities                                 2,403,597           1,912,482
                                                            -----------         -----------

Minority Interest                                               (22,004)              3,123
                                                            -----------         -----------

Stockholders' Equity:
  Common Stock, $.01 Par Value,
     19,275,000 Shares Authorized,
     10,262,347 Shares Issued and Outstanding                   102,623              92,623
  Preferred Stock, $1.00 Par Value,
     100,000 Shares Authorized,
     0 Issued and Outstanding                                         0                   0
  Preferred Stock, $2.00 Par Value,
     725,000 Shares Authorized,
     725,000 Shares Issued and Outstanding                    1,450,000                   0

  Additional Paid-in Capital                                  8,874,040           8,884,040

  Retained Earnings                                          (9,654,672)         (7,693,155)

  Cumulative Foreign Currency Translation Adjustment            (49,163)            (57,170)
                                                            -----------         -----------

  Total Stockholders' Equity                                    722,828           1,226,338
                                                            -----------         -----------

  Total Liabilities and Stockholders' Equity                $ 7,145,984         $ 7,757,137
                                                            -----------         -----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]
--------------------------------------------------------------------------------

     The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International as if the sale took place on November 30, 1997.

                                                   Historical          Pro Forma
                                                       As of November 30, 1997
  Assets:
Cash and Cash Equivalents                           $   22,566        $  918,213
Restricted Cash                                        556,596           478,000
Due From Related Parties                                13,232            13,232
Accounts Receivable and Other Receivables                    0                 0
Inventories                                            154,648           102,772
Prepaid Expenses and Accrued Income                    134,806            96,856
                                                    ----------        ----------

Total Current Assets                                   881,848         1,609,073
                                                    ----------        ----------

Furniture and Equipment - Net                        4,379,472         3,421,167
                                                    ----------        ----------

Other Assets:
Development and License Agreements - Net               641,270           336,047
Store Development and Unit Pre-opening Costs           719,524            43,512
Deferred Lease Guarantee                               472,322                 0
Loan to Officers                                        51,547            51,547

                                                    ----------        ----------
Total Other Assets                                   1,884,663           431,106
                                                    ----------        ----------

Total Assets                                        $7,145,983        $5,461,346
                                                    ----------        ----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]
--------------------------------------------------------------------------------

     The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International as if the sale took place on November 30, 1997.

                                                            Historical           Pro Forma
                                                                As of November 30, 1997
  Liabilities and Stockholders' Equity:
  Current Liabilities:
  Accounts Payable and Accrued Expenses                     $ 2,470,398         $ 2,491,106
  Current Portion of long-term Debt                           1,571,165             156,000
  Accrued Interest Payable - Related Parties                          0                   0
                                                            -----------         -----------
  Total Current Liabilities                                   4,041,563           2,647,106
                                                            -----------         -----------

  Long Term Liabilities:
  Notes Payable                                               1,276,197             762,283
  Obligations under Capital Leases                              289,406                   0
  Due to Related Parties                                        837,994             807,534
                                                            -----------         -----------
  Total Long Term Liabilities                                 2,403,597           1,569,816
                                                            -----------         -----------

Minority Interest                                               (22,004)                  0
                                                            -----------         -----------

Stockholders' Equity:
  Common Stock, $.01 Par Value,
     19,275,000 Shares Authorized,
     10,262,347 Shares Issued and Outstanding                   102,623             102,623
  Preferred Stock, $1.00 Par Value,
     100,000 Shares Authorized,
     0 Issued and Outstanding                                         0                   0
  Preferred Stock, $2.00 Par Value,
     725,000 Shares Authorized,
     725,000 Shares Issued and Outstanding                    1,450,000           1,450,000

  Additional Paid-in Capital                                  8,874,040           8,874,040

  Retained Earnings                                          (9,654,672)         (9,166,450)

  Cumulative Foreign Currency Translation Adjustment            (49,163)            (15,790)
                                                            -----------         -----------

  Total Stockholders' Equity                                    722,828           1,244,423
                                                            -----------         -----------

  Total Liabilities and Stockholders' Equity                $ 7,145,984         $ 5,461,346
                                                            -----------         -----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]
--------------------------------------------------------------------------------

     The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction occurred on November 30, 1997.

                                                      Historical         Pro Forma
                                                        As of November 30, 1997
Assets:
Cash and Cash Equivalents                           $    22,566        $   (13,814)
Restricted Cash                                         556,596            178,596
Due From Related Parties                                 13,232             13,232
Investment in The Celebrated Group PLC                        0          6,266,126
Accounts Receivable and Other Receivables                     0                  0
Inventories                                             154,648             51,876
Prepaid Expenses and Accrued Income                     134,806             56,427
                                                    -----------        -----------

Total Current Assets                                    881,848          6,552,443
                                                    -----------        -----------

Furniture and Equipment - Net                         4,379,472            966,052
                                                    -----------        -----------

Other Assets:
Development and License Agreements - Net                641,270            305,223
Store Development and Unit Pre-opening Costs            719,524            676,012
Deferred Lease Guarantee                                472,322            472,322
Loan to Officers                                         51,547             51,547
                                                    -----------        -----------
Total Other Assets                                    1,884,663          1,505,104
                                                    -----------        -----------

Total Assets                                        $ 7,145,983        $ 9,023,598
                                                    -----------        -----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]
--------------------------------------------------------------------------------

     The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction occurred on November 30, 1997.

                                                            Historical           Pro Forma
                                                                As of November 30, 1997
  Liabilities and Stockholders' Equity:
  Current Liabilities:
  Accounts Payable and Accrued Expenses                     $ 2,470,398         $   703,776
  Current Portion of long-term Debt                           1,571,165           1,415,165
  Accrued Interest Payable - Related Parties                          0                   0
                                                            -----------         -----------
  Total Current Liabilities                                   4,041,563           2,118,941
                                                            -----------         -----------

  Long Term Liabilities:
  Notes Payable                                               1,276,197             574,197
  Obligations under Capital Leases                              289,406             289,406
  Due to Related Parties                                        837,994             476,073
                                                            -----------         -----------
  Total Long Term Liabilities                                 2,403,597           1,339,676
                                                            -----------         -----------

Minority Interest                                               (22,004)            (22,004)
                                                            -----------         -----------

Stockholders' Equity:
  Common Stock, $.01 Par Value,
     19,275,000 Shares Authorized,
     10,262,347 Shares Issued and Outstanding                   102,623             102,623
  Preferred Stock, $1.00 Par Value,
     100,000 Shares Authorized,
     0 Issued and Outstanding                                         0                   0
  Preferred Stock, $2.00 Par Value,
     725,000 Shares Authorized,
     725,000 Shares Issued and Outstanding                    1,450,000           1,450,000

  Additional Paid-in Capital                                  8,874,040           8,874,040

  Retained Earnings                                          (9,654,672)         (4,882,120)

  Cumulative Foreign Currency Translation Adjustment            (49,163)             42,443
                                                            -----------         -----------

  Total Stockholders' Equity                                    722,828           5,586,986
                                                            -----------         -----------

  Total Liabilities and Stockholders' Equity                $ 7,145,984         $ 9,023,599
                                                            -----------         -----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]
--------------------------------------------------------------------------------

     The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to both the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International and the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transactions occurred on November 30, 1997.

                                                                                         Net Change
                                                                     Net Change from        from
                                                      Historical         Brinker         Celebrated            Pro Forma
                                                         As of        As of November        As of           As of November
                                                     November 30,       30, 1997         November 30,          30, 1997
                                                         1997                               1997
Assets:
Cash and Cash Equivalents                                22,566            895,646             (36,380)            881,832
Restricted Cash                                         556,596            (78,596)           (378,000)            100,000
Due From Related Parties                                 13,232                  0                   0              13,232
Investment in Celebrated Group                                0                  0           6,266,126           6,266,126
Accounts Receivable and Other Receivables                     0                  0                   0                   0
Inventories                                             154,648            (51,876)           (102,772)                  0
Prepaid Expenses and Accrued Income                     134,806            (37,950)            (78,379)             18,477
                                                    -----------        -----------         -----------         -----------

Total Current Assets                                    881,848            727,225           5,670,595           7,279,668
                                                    -----------        -----------         -----------         -----------

Furniture and Equipment - Net                         4,379,472           (958,306)         (3,413,421)              7,746
                                                    -----------        -----------         -----------         -----------
                                                    -----------        -----------         -----------         -----------

Other Assets:
Development and License Agreements - Net                641,270           (305,223)           (336,047)                  0
Store Development and Unit Pre-Opening Costs            719,524           (676,012)            (43,512)                  0
Deferred Lease Guarantee                                472,322           (472,322)                  0                   0
Loan to Officers                                         51,547                  0                   0              51,547
                                                    -----------        -----------         -----------         -----------

Total Other Assets                                    1,884,663         (1,453,557)           (379,559)             51,547
                                                    -----------        -----------         -----------         -----------

Total Assets                                        $ 7,145,983        $(1,684,638)        $ 1,877,615         $ 7,338,961
                                                    -----------        -----------         -----------         -----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]
--------------------------------------------------------------------------------

     The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to both the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International and the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transactions occurred on November 30, 1997.

                                                                                                Net Change
                                                                          Net Change from          from
                                                          Historical          Brinker           Celebrated          Pro Forma
                                                             As of        As of November          As of          As of November
                                                         November 30,        30, 1997          November 30,         30, 1997
                                                             1997                                  1997
Liabilities:
Current Liability:
Accounts Payable and Accrued Expenses                      2,470,398             20,708         (1,766,622)           724,485
Current Portion of Long-Term Debt                          1,571,165         (1,394,457)          (156,000)                 0
Accrued Interest Payable - Related Party                           0                  0                  0                  0
                                                          ----------         ----------         ----------         ----------

Total Current Liability                                    4,041,563         (1,394,457)        (1,922,621)           724,485

Long-Term Liabilities:
Notes Payable                                              1,276,197           (513,914)          (702,000)            60,283
Obligations under Capital Leases                             289,406           (289,406)                 0                  0
Due to Related Parties                                       837,994            (30,461)          (361,922)           445,612
                                                          ----------         ----------         ----------         ----------

Total Long-Term Liabilities                                2,403,597           (833,781)        (1,063,921)           505,895

Minority Interest                                            (22,004)            22,004                  0                  0

Shareholders' Equity
Common Stock, $.01 Par Value,
   19,275,000 Shares Authorized,
   10,262,347 Shares Issued and Outstanding                  102,623                  0                  0            102,623
Preferred Stock, $1.00 Par Value,
   100,000 Shares Authorized,
   0 Shares Issued and Outstanding                                 0                  0                  0                  0
Preferred Stock, $2.00 Par Value,
   725,000 Shares Authorized,
   725,000 Shares Issued and Outstanding                   1,450,000          1,450,000
Additional Paid-in-Capital                                 8,874,040                  0                  0          8,874,040

Retained Earnings                                         (9,654,672)           488,223          4,772,552         (4,393,898)

Cumulative Foreign Currency Translation Adjustment
                                                             (49,163)            33,373             91,606             75,816
                                                          ----------         ----------         ----------         ----------

Total Stockholders' Equity                                   722,828            521,596          4,864,158          6,108,581

Total Liabilities and Stockholders' Equity                 7,145,984         (1,684,638)         1,877,615          7,338,961
                                                          ----------         ----------         ----------         ----------

RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
--------------------------------------------------------------------------------
NOTES TO THE PRO FORMA
--------------------------------------------------------------------------------

[A] The proceeds from the sale of the Australian subsidiary are $2.68 million gross less liabilities of $513,700 to total net proceeds of $2.166 million. The Company then retires the outstanding loan to Brinker International of $1,251,906 with accrued interest.

         As a result, the accounts change:

                  a.       Cash into the Company              $   914,389
                  b.       Retire Debt                          1,251,906
                  c.       Gain on Sale of Subsidiary             773,601

[B] The change to the other balance sheet accounts represent the elimination of the Australian balances.

                                   SIGNATURES



                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Red Hot Concepts, Inc.



                                       By:   /s/Colin Halpern
                                          Colin Halpern
                                          President

                                       Date:  December 30, 1997

                                    EXHIBITS



Exhibit Number and Description

         (a)  Financial Statements.

                  (i) Condensed Consolidated Balance sheet of the Company as of November 30, 1997.

                  (ii) It is impractical to provide the required financial information regarding The Celebrated Group Plc at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K not later than February 18, 1998.

         (b)  Pro Forma Financial Information

                  (i) Pro Forma Condensed Consolidated Balance Sheets of November 30, 1997 giving effect to the merger of Restaurant House Limited with The Celebrated Group Plc and Red Hot Concept, Inc's acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction took place on November 30, 1997.

                  (ii) Pro Forma Consolidated Balance Sheet as of November 30, 1997 giving effect to the sale of Chili's Texas Grill Plc to Brinker International as if the sale took place on November 30, 1997.

                  (iii) Pro Forma Consolidated Balance Sheet as of November 30,1997 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc's acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on November 30, 1997.

                  (iv) It is impractical to provide the additional required pro forma financial information at the time of filing this report. The additional information will be filed by amendment to this Form 8-K not later than February 18, 1998.

         (c)  Exhibits

     10.1 Red Hot Concepts, Inc. and The Celebrated Group Plc Agreement for the acquisition of the whole of the issued shares in Restaurant House Limited in consideration of the issue of ordinary shares and options by the Celebrated Group Plc to Red Hot Concepts, Inc.

     10.2 Asset Sale Agreement between Red Hot Concepts, Inc. and Red Hot Concepts-Pacific, Inc. and Chili's Texas Grill PTY Limited and Brinker International, Inc. and Brinker Australia PTY LTD dated December 18, 1997